Q3'15 Earnings Results

October 27, 2015

Higher One
A shared course for success

Forward-Looking Statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and Higher One does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One's business, please refer to Higher One's filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

A shared course for success

Campus Labs Transaction

- **Total purchase price of $91 million** (subject to certain post-closing adjustments)

- **Transaction expected to close by the end of November**

- **Delivers shareholder value and financial flexibility**

A shared course for success

2015 Q3 Financial Highlights

Gross Revenue	$56.4 million compared to $59.8 million in the prior year
Non-GAAP Adjusted EPS	$0.09 compared to $0.15 in the prior year



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Disbursements Gross Revenue
Payments Gross Revenue
Data Analytics Gross Revenue
5%
34%
61%
6%
38%
56%
8%
42%
50%
Q3 2013
Q3 2014
Q3 2015

Higher One
A shared course for success

Payments

Revenue Sources

Transactions

- SmartPay fees
- Full-Service Payment Plan enrollment fees
- International payments

Recurring Subscriptions

- eBill
- ePayment
- Cashiering
- Payment Plans
- eMarket

- Revenue up 4% YoY
- Transaction revenue up 5% YoY

Higher One
A shared course for success

New Clients

4 signed deals

Existing Clients

25 clients added new modules

~$400K in annual subscription revenue

Higher One
A shared course for success

Disbursements

Refund Management
Disbursement Solutions

Revenue Sources

Recurring Subscriptions

- Refund Management

Transactions

- OneAccount interchange
- OneAccount service fees

- Revenue down 15% YoY
- Non-financial aid refund deposits up 5%
- Signed 1 new school (2K SSE) in Q3'15
- Renewed 70 clients (580K SSE)
- Lost 2 schools (11K SSE)

Higher One
A shared course for success

Refund Management®
Disbursement Solutions

OneAccount Enhancements


HIGHER ONE
Sign Out
EasyHelp℠
Get answers now!
OneAccount
Transfers & Payments
Refunds
Payroll
User Profile
Customer Service
View our Fee Schedule
Money Meter
From March 01, 2015 To March 23, 2015
This Month
Recent Activity
Money Meter
Bill Payments
Rewards
Overview
Categories
History
Budgets
Transactions
Spending by Category
Rent/Housing
Food/Dining
Education/Books
Monthly Cash Flow
Monthly Budgets
Spending History


SnapShot
Available Balance: $0.00
BILLS
$0.00
RESERVES
$0.00
$0.00
$0.00
Suggested Reserves
Shopping
Travel
Create new

Higher One
A shared course for success

Title IV Cash Management Rules

- Expected publication date: by November 2, 2015
- Expected effective date: July 1, 2016

Higher One
A shared course for success

Campus Labs Transaction

- Closing is subject to necessary regulatory approvals
- Expected to close by the end of November 2015
- Total purchase price of $91 million
  - Working capital adjustment expected to be between $5 and $7 million
  - Proceeds, net of expenses of taxes, of between $55 and $60 million expected
  - $30 million to be used to pay down credit facility

Higher One
A shared course for success

Revenue

In millions


$57.1
$56.6
$66.6
$45.5
$8.8
$36.7
$59.8
$56.9
$65.5
$45.6
$56.4
$21.9
$34.5
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15

	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Y/Y Revenue Change	11%	14%	16%	14%	5%	1%	-2%	0%	-6%
Y/Y Organic Change*	1%	-1%	5%	11%	5%	1%	-2%	0%	-6%
Gross Profit Margin	56.2%	58.3%	58.5%	42.5%	52.9%	55.6%	57.0%	52.9%	19.3%
Gross Margin excluding allowance for restitution:				**53.6%**					**50.6%**

**Calculation of organic revenue growth is included in the appendix of this presentation*

HigherOne
A shared course for success

Gross Revenue by Line of Business

In millions

- **Payments** – growth from higher transaction volume; revenue up 3.9%
- **Data Analytics** – continuation of new sales and strong client renewals; revenue up 18.9%
- **Disbursements** – decrease due to lower amounts deposited into and spent from OneAccounts; gross revenue down 15.1%



Q3 2014
Q3 2015
$22.9
$23.8
$3.7
$4.4
$33.2
$28.2
$21.9
$6.3
Payments
Data Analytics
Disbursements

Gross Revenue Composition by Line of Business

	Payments	Data Analytics	Disbursements
Q3 2014	38.3%	6.2%	55.5%
Q3 2015	42.2%	7.8%	50.0%

Higher One
A shared course for success

Total Disbursements

Fall Disbursement Cycle Data (All Schools)**

Total unique recipients: down 6% → Unique recipients at 2-year schools: -5%; Unique recipients at 4-year schools: -7%

+

Average refund size: down 3% → Average refund size at 2-year schools: -3%; Average refund size at 4-year schools: -2%

=

Total dollars disbursed: down 9%

+

% of refund dollars going into OneAccounts: down 10%

=

Total dollars disbursed into OneAccounts: down 18%

+

Non-refund deposits: up 5%

=

Total dollars deposited into OneAccounts: down 17%

***Fall Disbursement Cycle includes disbursements processed between the beginning of July and through October 16, 2015*
Non-refund deposit volume and dollars deposited into OneAccount reflects transactions from July through September 2015

Higher One
A shared course for success

Same School* Fall Metrics

Fall Disbursement Cycle Data (Same-School Basis*)**

Total unique recipients: down 7% →

Unique recipients at 2-year schools: -8%
Unique recipients at 4-year schools: -4%

+

Average refund size: down 1% →

Average refund size at 2-year schools: -2%
Average refund size at 4-year schools: -2%

=

Total dollars disbursed: down 8%

+

% of refund dollars going into OneAccounts: down 10%

=

Total dollars disbursed into OneAccounts (on a same-school basis*): down 18%

**Includes all schools that processed disbursements through Refund Management disbursement services for the Fall '14 and Fall '15 semesters*

***Fall Disbursement Cycle includes disbursements processed between the beginning of July and through October 16, 2015*

Higher One
A shared course for success

Refund Management and OneAccount Changes

Refund Management SSE

in thousands*



-2%
5,018
5,078
5,096
5,026
98
10
4,918
Q3'14
Q4'14
Q1'15
Q2'15
IPEDS Enrollment Change
Q3 2015 Net SSE Loss
Q3'15

OneAccounts

in thousands



-7%
2,190
(122)
31
2,038
Q3'14 OneAccounts
Net change in OneAccounts at schools launched before 9/30/14
New OneAccounts from schools launched after 9/30/14
Q3'15 OneAccounts

Refund Management Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our Refund Management product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).

Higher One
A shared course for success

Gross Margin by Line of Business

In millions

- **Payments** – continues to be driven by higher SmartPay payment processing volume, which increased merchant expense costs
- **Data Analytics** – new sales contributing to revenue and margin growth
- **Disbursements** – Q3 2015 impacted by a $21.9M allowance for customer restitution



Q3 2014
Q3 2015
$11.2
$11.7
$3.3
$3.9
$17.1
$13.0 (1)
$(8.9)
Payments
Data Analytics
Disbursements

Gross Margin Percentages by Line of Business

	Payments	Data Analytics	Disbursements
Q3 2014	48.8%	89.2%	51.6%
Q3 2015	49.1%	88.6%	-31.5% 46.1% (1)

(1) Q3 2015 gross margin and gross margin percentage adjusted to exclude the impact of allowance for customer restitution of $21.9M

Higher One
A shared course for success

Operating Expenses

As a % of gross revenue

G&A


27.8%
32.1%
Q3'14
Q3'15

- Increase in expenses due higher depreciation and amortization
- Personnel cost contributing to increase as well

Product Development


2.6%
3.6%
Q3'14
Q3'15

- Higher personnel costs, primarily related to data analytics product development team

Sales & Marketing


7.7%
7.4%
Q3'14
Q3'15

- Lower amortization expense due to non-recurring charge incurred in Q3 2014

Higher One
A shared course for success

Non-GAAP Adjusted EBITDA*

In millions



$14.3
$16.0
$22.7
$7.2
$15.0
$14.7
$20.3
$8.0
$11.2

	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Y/Y Adj. EBITDA Change	-14%	-3%	5%	22%	4%	-8%	-11%	12%	-25%
Adj. EBITDA Margin*	25.1%	28.2%	34.1%	15.8%	25.0%	25.9%	30.9%	17.6%	19.9%

**Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation*

Higher One
A shared course for success

Adjusted EBITDA by Line of Business

In millions


Q3 2014
Q3 2015
$6.3
$6.6
$1.5
$1.6
$7.1
$3.1
Payments
Data Analytics
Disbursements

Adjusted EBITDA Margin

	Payments	Data Analytics	Disbursements
Q3 2014	27.6%	40.7%	21.5%
Q3 2015	27.6%	35.8%	10.9%

Higher One
A shared course for success

Non-GAAP Adjusted Diluted EPS

In $


$0.14
$0.17
$0.25
$0.05
$0.15
$0.14
$0.21
$0.05
$0.09
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15

	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Y/Y Adj. EPS Change	-12%	-2%	2%	15%	2%	-16%	-19%	-12%	-40%
Adj. Net Income Margin*	12.1%	14.4%	18.4%	5.5%	11.7%	11.8%	15.0%	4.8%	7.4%

**Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation*

Higher One
A shared course for success

Free Cash Flow

In millions


$18.1
$8.6
$(0.4)
$7.0
$10.7
$7.6
$14.2
$1.6
$11.0

	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15
Y/Y FCF Change	93%	-35%	-102%	NM	-41%	-13%	NM	-78%	3%
FCF Yield	31.8%	15.3%	-0.5%	15.3%	18.0%	13.3%	21.7%	3.4%	19.5%
CapEx as % of Rev	4.4%	4.7%	3.6%	5.9%	3.3%	3.1%	3.0%	4.2%	4.0%

**Calculation of Free Cash Flow is included in the appendix of this presentation*

HigherOne
A shared course for success

Capital and Liquidity

Cash Balance/Flows



In millions
FCF
$13.3
$2.3
$27.8
$16.8
Q3'15 Beginning Cash and Cash Equivalents
Operating Cash Flow
CapEx
Q3'15 Ending Cash and Cash Equivalents

Liquidity Matters

- $59 million outstanding on line of credit as of September 30, 2015
- Trailing twelve month EBITDA for debt covenant calculation is $53.7 million
- Leverage ratio at 1.1x at September 30, 2015
- Amendment in October to allow for sale of Campus Labs business
  - Facility reduced to $75 million
  - Minimum trailing twelve month EBITDA requirement of $25 million
  - $30 million pay down required upon Campus Labs sale

Higher One
A shared course for success

Q & A

Appendix

Calculation of Organic Gross Revenue*

	Three Months Ended			
	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014
Revenue change	11%	14%	16%	(8%)
Impact of allowance for customer restitution	–	–	–	22%
Revenue (before allowance for customer restitution) change	11%	14%	16%	14%
Acquisition impact	(10%)	(15%)	(11%)	3%
Organic revenue change	1%	(1%)	5%	11%

	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Revenue change	5%	1%	(2%)	24%	(42%)
Impact of allowance for customer restitution	–	–	–	(24%)	36%
Revenue (before allowance for customer restitution) change	5%	1%	(2%)	0%	(6%)

**Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter's end*

Higher One
A shared course for success

Calculation of Free Cash Flow

(in thousands)	Three Months Ended Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014
GAAP Operating Cash Flow	$ 20,680	$ 11,324	$ (1,410)	$ 9,633
Purchases of Fixed Assets and Internal Use Software	(2,538)	(2,686)	(2,422)	(2,666)
Building Related Incentives	-	-	3,468	-
Free Cash Flow	$ 18,142	$ 8,638	$ (364)	$ 6,967

	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
GAAP Operating Cash Flow	$ 12,680	$ 9,307	$ 16,169	$ 3,491	$ 13,275
Purchases of Fixed Assets and Internal Use Software	(1,943)	(1,751)	(1,983)	(1,927)	(2,260)
Free Cash Flow	$ 10,737	$ 7,556	$ 14,186	$ 1,564	$ 11,015

Higher One
A shared course for success

Calculation of Adjusted EBITDA

	Three Months Ended								
(in thousands)	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	Sept 30, 2015
GAAP Net Income (Loss)	$ (5,494)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3	$ (12,655)
Interest income	(19)	(30)	(19)	(34)	(20)	(19)	(20)	(20)	(23)
Interest expense	857	830	823	792	828	823	1,380	1,252	1,262
Income tax expense (benefit)	(2,929)	4,012	6,149	(2,171)	2,922	2,775	4,668	(479)	(6,510)
Depreciation and amortization	3,989	4,033	4,455	4,432	5,235	4,949	5,170	5,696	5,563
EBITDA	(3,596)	15,106	21,118	(752)	13,881	12,640	18,058	6,452	(12,363)
Stock-based compensation expense	935	883	1,558	790	1,078	1,147	2,198	1,319	1,360
Merger and acquisition related expense	(326)	-	-	-	-	-	-	-	-
Restructuring charge	-	-	-	-	-	-	-	240	334
Litigation settlement and bank partner transition	17,326	-	-	-	-	-	-	-	-
Allowance for customer restitution	-	-	-	8,750	-	-	-	-	21,880
Campus Solutions settlement received	-	-	-	(1,604)	-	960	-	-	-
Adjusted EBITDA	$ 14,339	$ 15,989	$ 22,676	$ 7,184	$ 14,959	$ 14,747	$ 20,256	$ 8,011	$ 11,211
Gross Revenues	$ 57,112	$ 56,608	$ 66,556	$ 45,477	$ 59,775	$ 56,903	$ 65,518	$ 45,589	$ 56,362
Net Income (Loss) Margin	-9.6%	11.1%	14.6%	-8.3%	8.2%	7.2%	10.5%	0.0%	-22.5%
Adjusted EBITDA Margin	25.1%	28.2%	34.1%	15.8%	25.0%	25.9%	30.9%	17.6%	19.9%

Higher One
A shared course for success

Calculation of Adjusted Diluted EPS

	Three Months Ended								
(in thousands)	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015	Sept 30, 2015
GAAP Net Income (Loss)	$ (5,494)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3	$ (12,655)
Stock-based compensation expense - ISO	473	438	425	292	328	245	296	196	205
Stock-based compensation expense - NQO	462	445	1,133	498	750	903	1,902	1,123	1,155
Merger and acquisition related expense	(326)	-	-	-	-	-	-	-	-
Litigation settlement and bank partner transition	17,326	-	-	-	-	-	-	-	-
Restructuring charge	-	-	-	-	-	-	-	240	334
Release of state tax valuation allowance	-	-	-	-	-	-	-	(285)	-
Allowance for customer restitution	-	-	-	8,750	-	-	-	-	21,880
Campus Solutions settlement received	-	-	-	(1,604)	-	960	-	-	-
Amortization of intangible assets	1,806	1,782	2,135	1,931	1,931	1,850	1,820	1,820	1,820
Amortization of finance costs	109	120	123	122	123	115	659	499	499
Total pre-tax adjustments	19,850	2,785	3,816	9,989	3,132	4,073	4,677	3,593	25,893
Tax rate	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	35.2%
Tax adjustment	7,460	904	1,306	3,733	1,079	1,474	1,687	1,418	9,047
Adjusted net income	$ 6,896	$ 8,142	$ 12,220	$ 2,485	$ 6,969	$ 6,711	$ 9,850	$ 2,178	$ 4,191
Diluted weighted average shares outstanding (non-GAAP)	48,376	48,391	48,340	47,956	47,710	47,696	47,821	47,951	48,027
Diluted EPS	$ (0.12)	$ 0.13	$ 0.20	$ (0.08)	$ 0.10	$ 0.09	$ 0.14	$ 0.00	$ (0.26)
Adjusted Diluted EPS	$ 0.14	$ 0.17	$ 0.25	$ 0.05	$ 0.15	$ 0.14	$ 0.21	$ 0.05	$ 0.09
Gross Revenues	$ 57,112	$ 56,608	$ 66,556	$ 45,477	$ 59,775	$ 56,903	$ 65,518	$ 45,589	$ 56,362
Net Income (Loss) Margin	-9.6%	11.1%	14.6%	-8.3%	8.2%	7.2%	10.5%	0.0%	-22.5%
Adjusted Net Income Margin	12.1%	14.4%	18.4%	5.5%	11.7%	11.8%	15.0%	4.8%	7.4%

HigherOne
A shared course for success

Line of Business Metrics

(in thousands)	Payments		Data Analytics		Disbursements		Total	
	Q3 2014	Q3 2015	Q3 2014	Q3 2015	Q3 2014	Q3 2015	Q3 2014	Q3 2015
Gross Revenue	$22,889	$23,789	$ 3,684	$ 4,379	$33,202	$28,194	$59,775	$56,362
Gross Margin	11,163	11,669	3,287	3,879	17,143	(8,883)	31,593	6,665
Adjusted EBITDA	6,317	6,561	1,500	1,566	7,142	3,084	14,959	11,211
Income (Loss) from Operations	3,566	3,795	844	526	4,434	(22,324)	8,844	(18,003)

Higher One
A shared course for success